UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2013

MYLAN INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive, Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders of Mylan Inc. (the “Company”) was held on May 24, 2013 to (i) elect thirteen members of the Board of Directors for one year terms; (ii) ratify the appointment of Deloitte & Touche LLP as its independent registered public accounting firm; (iii) approve, on an advisory basis, the compensation of the Named Executive Officers of the Company, as disclosed in the Proxy Statement; and (iv) consider a shareholder proposal requesting the adoption of a mandatory policy requiring that the Chairman of the Board of Directors be an independent Director.

As of March 22, 2013, the record date for the Annual Meeting, there were 382,710,089 shares of common stock outstanding and entitled to vote. At the Annual Meeting, approximately 303,517,781 shares of common stock were represented in person or by proxy, constituting a quorum. The certified results of the matters voted on at the Annual Meeting are set forth below.

Proposal No. 1 – Elect the following thirteen directors, each for a term of one year:

	For	Against	Abstain	Broker Non-Votes
Heather Bresch	260,211,010	3,970,967	6,953,513	32,382,291
Wendy Cameron	244,270,900	17,142,083	9,722,504	32,382,293
Robert J. Cindrich	259,641,969	1,760,491	9,733,030	32,382,290
Robert J. Coury	258,778,975	5,309,787	7,046,726	32,382,292
Neil Dimick, C.P.A.	229,609,477	31,844,796	9,681,217	32,382,290
Melina Higgins	261,430,378	2,599,221	7,105,892	32,382,289
Douglas J. Leech, C.P.A.	258,133,428	3,318,807	9,683,253	32,382,291
Rajiv Malik	260,368,054	3,787,198	6,980,239	32,382,289
Joseph C. Maroon, M.D.	245,005,887	15,742,485	10,430,548	32,338,861
Mark W. Parrish	259,882,269	1,559,479	9,698,744	32,382,288
Rodney L. Piatt, C.P.A.	246,068,258	15,400,800	9,665,833	32,382,289
C.B. Todd	257,365,913	3,929,609	9,839,967	32,382,291
Randall L. (Pete) Vanderveen, Ph.D., R.Ph., C.P.A	258,320,492	3,225,371	9,589,626	32,382,290

Proposal No. 2 – Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013:
For	Against	Abstain	Broker Non-Votes
291,898,777	4,268,282	7,307,291	43,429

Proposal No. 3 – Approve, on an advisory basis, the compensation of the Named Executive Officers of the Company, as disclosed in the Proxy Statement:
For	Against	Abstain	Broker Non-Votes
185,440,201	80,499,909	5,195,372	32,382,297

Proposal No. 4 – Consider a shareholder proposal requesting the adoption of a mandatory policy requiring that the Chairman of the Board of Directors be an independent Director:
For	Against	Abstain	Broker Non-Votes
111,935,681	157,406,691	1,793,109	32,382,299

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.
Date: May 24, 2013	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President and Chief Financial Officer